                                                                   Exhibit 10.27

                             SECURED PROMISSORY NOTE

$2,500,000                                                   New York, New York
                                                               December 2, 1996

                  For value received, the undersigned unconditionally promises to pay to the order of Oaktree Capital Management, LLC, a California limited liability company, as general partner or investment manager on behalf of certain funds and accounts set forth on Schedule I attached hereto (the "Lender"), at its principal office located at 550 South Hope Street, 22nd Floor, Los Angeles, California 90071 or such other place designated by Lender, the principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000) on January 31, 1997; provided, however that this Secured Promissory Note (the "Note") shall become immediately due and payable upon (i) the filing by, or against, the undersigned or J. Marvin Feigenbaum of any petition for protection under the United States Bankruptcy Code, or any similar statute, (ii) the invalidity or any attempted revocation of either the Guarantee Agreement of even date herewith executed by
J. Marvin Feigenbaum in favor of the Lender or the Security Agreement of even date herewith executed by the undersigned in favor of the Lender, (iii) upon the Lender's determination that a material adverse change has occurred in the financial condition, operations, business or prospects of the undersigned or J. Marvin Feigenbaum, (iv) the bankruptcy courts's determination that J. Marvin Feigenbaum has violated his fiduciary obligations to the bankruptcy estate of Physician's Clinical Laboratory, Inc, debtor and debtor in possession ("PCL") or
(v) any representation or warranty contained herein or in the documents executed in connection herewith being untrue. The occurrence of any of the events described in clauses (i) through (v) of the foregoing sentence or the failure of the undersigned to pay any amount when due hereunder shall constitute a default under this Note.

                  The undersigned promises to pay interest on the unpaid balance of such principal amount from and including the date of this Note to but excluding the date this Note is paid in full at a rate per annum equal to fifteen percent (15%). Interest shall be payable on January 31, 1997 and on any other payment of principal. Any principal, interest or fee not paid when due (whether by maturity, acceleration or otherwise) shall bear interest from and including such date to but excluding the date paid in full, at a variable rate per annum equal to 2% in excess of the rate set forth above; such interest to be payable on demand and on any payment of such principal. Interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

                  The undersigned shall pay to the Lender upon the execution of this Note a fee of Seven Thousand Five Hundred Dollars ($7,500) to reimburse the Lender for legal fees and expenses incurred by the Lender in connection with the negotiation and preparation of this Note and the documents executed in connection with this Note.

                  All payments under this Note shall be made in lawful money of the United States of America and in immediately available funds at the Lender's office specified above. This Note may be prepaid without penalty.

                  The undersigned waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

                  The undersigned agrees to reimburse the Lender on demand for all reasonable costs, expenses and charges (including, without limitation, reasonable attorneys' fees and charges) in connection with the interpretation, performance or enforcement of this Note.

                  This Note shall be binding on the undersigned and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns; provided that the undersigned may not delegate any obligations under this Note without the prior written consent of the Lender.

                  The proceeds of this Note shall be used solely to retire the indebtedness owing by Medical Science Institute, dba MSI Laboratories ("MSI") to Austin Financial Corporation pursuant to MSI's Plan of Reorganization confirmed on November 18, 1996 in case No. LA-95-37790TD.

                  The undersigned represents and warrants that:

                  It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power, and has all material governmental approvals necessary, to own its assets and to carry on its business as now being or as proposed to be conducted;

                  The execution and delivery of this Note will not conflict with or result in a breach of, or require any consent under, the charter or by-laws of the undersigned or any applicable governmental regulation or any material agreement or instrument to which the undersigned is a party or to which it is subject, or constitute a default under, or result in the termination of, or result in the acceleration or mandatory prepayment of, any indebtedness evidenced by any such agreement or instrument; and

                  The undersigned has all necessary corporate power and authority to execute, deliver and perform its obligations under this Note; the execution, delivery and performance by the undersigned of this Note has been duly authorized by all necessary corporate action on its part; and this Note when executed and delivered by the undersigned for value will constitute, its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         The undersigned's chief operating office and principal place of business is located at the address set forth below.

         The proceeds of the loan evidenced hereby shall be used as set forth above and, upon such use of proceeds, the MSI plan of reorganization will be consummated and the undersigned will own all of the outstanding equity of MSI.

                  All notices and communications to be given under this Note shall be given or made in writing to the intended recipient at the address specified below or, at such other address as shall be designated in a notice given to such entity. All such communications shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case, given or addressed as follows:

         To the undersigned:    Nu-Tech Bio-Med, Inc.
                                500 Fifth Avenue, Suite 2424
                                New York, New York  10016
                                Fax No.  (212) 391-2864
                                Attention:  J. Marvin Feigenbaum

         To the Lender:         Oaktree Capital Management, LLC
                                550 South Hope Street, 22nd Floor
                                Los Angeles, California  90071
                                Fax No.  (213) 694-1599
                                Attention:  Kenneth Liang, Esq.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK. THE UNDERSIGNED HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE

TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THE UNDERSIGNED IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED BY THIS NOTE.

                  IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and delivered as of the day and year first above written.

                                   NU-TECH BIO-MED, INC.,

                                   a Delaware corporation

                                   By__________________________________________
                                        J. Marvin Feigenbaum, President

                                   SCHEDULE I

OCM Opportunities Fund, L.P.                          97%

Columbia/HCA Separate Account                          3%